Exhibit 4.3

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE

            ALL OUTSTANDING 11% SERIES A NOTES DUE DECEMBER 15, 2005
                                       FOR
                11% SERIES A EXCHANGE NOTES DUE DECEMBER 15, 2005
                                       OF
                          GRAND COURT LIFESTYLES, INC.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________,
1999 UNLESS EXTENDED (THE "EXPIRATION DATE").
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                                   Deliver To:
                      The Bank of New York, Exchange Agent

By Registered                          By Facsimile:     By Hand
  or Certified Mail:                  (212) ________       or Overnight Courier:
  [ ]                                 (212) ________       [ ]
  [ ]                                   Confirm by         [ ]
  New York, NY _____                    Telephone:         New York, NY _____
Attn: _________________________       (212) ________     Attn: _________________


Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received and reviewed the Prospectus dated __________, 1999 (the "Prospectus") of Grand Court Lifestyles, Inc. (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Issuer's offer (the "Exchange Offer") to exchange its outstanding 11% Series A Notes Due December 15, 2005 (the "Old Notes"), of which an aggregate of $15,000,000 in principal amount is outstanding as of the date hereof, for an equal principal amount of newly issued 11% Series A Exchange Notes Due December 15, 2005 (the "New Notes"). The New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Old Notes may be tendered only in integral multiples of $1,000. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

This Letter of Transmittal is to be completed by a Holder of Old Notes in order to tender Old Notes. Certificates for Old Notes are to be forwarded herewith.

The term "Holder" with respect to this Letter of Transmittal means any person in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

Any beneficial owner whose Old Notes are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Old Notes. The transfer of registered ownership may take considerable time.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                       CAREFULLY BEFORE COMPLETING THE BOX

----------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD NOTES
----------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                   AGGREGATE            TENDERED
                                                                                   PRINCIPAL           (MUST BE IN
                NAMES AND ADDRESS(ES) OF                                             AMOUNT             INTEGRAL
                   REGISTERED HOLDERS                        CERTIFICATE         REPRESENTED BY       MULTIPLES OF
               (PLEASE FILL IN, IF BLANK)                     NUMBER(S)          CERTIFICATE(S)         $1,000)*
----------------------------------------------------------------------------------------------------------------------

                                                         -------------------------------------------------------------

                                                         -------------------------------------------------------------

                                                         -------------------------------------------------------------

                                                         -------------------------------------------------------------

                                                         -------------------------------------------------------------

                                                         -------------------------------------------------------------
                                      TOTAL
----------------------------------------------------------------------------------------------------------------------


* Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.
-------------------------------------------------------------------------------

--------------------------------------    --------------------------------------
SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS (See
Instructions 4, 5 and 6)                  (See Instructions 4, 5 and 6)

To be completed ONLY if certificates      To be completed ONLY if New Notes
for Old Notes not tendered, or New Notes  issued for Old Notes accepted for
issued in exchange for Old Notes          exchange, are to be sent to someone
accepted for exchange, are to be issued   other than the undersigned, or to the
in the name of someone other than the     undersigned at an address other than
undersigned.                              that shown above.


Issue certificate(s) to:                  Mail to:

Name                                      Name
    -------------------------------           -------------------------------
       (Please Print)                            (Please Print)

Address                                   Address
       -------------------------------           -------------------------------

       -------------------------------           -------------------------------
        (Include Zip Code)                          (Include Zip Code)


--------------------------------------    --------------------------------------
      (Tax Identification or                    (Tax Identification or
        Social Security No.)                      Social Security No.)

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
------------------------------------------        --------------------
                                                     Date

X
------------------------------------------        --------------------
   Signature(s) of Registered Holder(s)              Date
       or Authorized Signatory

Area Code and Telephone Number:
                               --------

     The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)


                  Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined): (If required by Instruction 4)


        ------------------------------------------------------------------------
                             (Authorized Signature)


        ------------------------------------------------------------------------
                                     (Title)


        ------------------------------------------------------------------------
                                 (Name of Firm)


        Dated:____________, 1999

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuer.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial Holder of Old Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

     3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(b) if such Old Notes are tendered for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     7. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Issuer may be required to withhold 31% of the amount of any payments made to certain Holders and payees with respect to the New Notes. In order to avoid such backup withholding, each tendering Holder, and, if applicable, each other payee, must provide such Holder's or payee's correct taxpayer identification number and certify that such Holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a Holder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Issuer is not provided with the correct taxpayer identification numbers, the Holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Issuer that a foreign individual qualifies as an exempt recipient, such Holder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status.

     8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at (212) ________. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                          (DO NOT WRITE IN SPACE BELOW)

                 ===================================================
                  CERTIFICATE          OLD NOTES         OLD NOTES
                  SURRENDERED          TENDERED           ACCEPTED
                 ---------------------------------------------------

                 ---------------------------------------------------

                 ===================================================


Delivery Prepared by                Checked By                Date
                    -----------               -----------         -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        PART 1-- PLEASE PROVIDE           Social Security Number
                        YOUR TIN IN THE BOX AT            OR Employer
SUBSTITUTE              RIGHT AND CERTIFY BY SIGNING      Identification Number
                        AND DATING BELOW                  TIN
                                                             -------------------

FORM W-9

Department of the Treasury
Internal Revenue Service

Payor's Request for Taxpayer
Identification Number
(TIN) and Certification

               -----------------------------------------------------------------
                                                                 PART 2
               Name (Please Print)
                                                                Awaiting TIN |_|
               Address

               City                State          Zip Code
               -----------------------------------------------------------------

               PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I
                         CERTIFY THAT:

               (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to so in the near future).

               (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and

               (3) all other information provided on this form is true, correct and complete.

--------------------------------------------------------------------------------
               SIGNATURE                                             DATE

               You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
--------------------------------------------------------------------------------

         NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES.